UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 15, 2013

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161

800 South Street

Waltham, Massachusetts 02454-9161

(Address of Principal Executive Offices)

(781) 894-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                            Completion or Acquisition or Disposition of Assets.

On February 15, 2013, and pursuant to the Membership Interest Purchase Agreement dated as of January 22, 2013 between Global Partners LP (the “Partnership”) and JH Kelly Holdings LLC (the “Agreement”), the Partnership completed its acquisition of 100% of the outstanding membership interests in Cascade Kelly Holdings LLC (“Cascade Kelly”), which owns a West Coast crude oil and ethanol facility near Portland, Oregon.  Cascade Kelly’s assets include a rail transloading facility serviced via short-line track by the BNSF Railway, 200,000 barrels of storage capacity, a deepwater marine terminal with access to a 1,200-foot leased dock and an ethanol plant.  Situated along the Columbia River in Clatskanie, Oregon, the site is located on land leased under a long-term agreement from the Port of St. Helens.  The purchase price, subject to post-closing adjustments, was approximately $95.0 million.  The acquisition was funded with borrowings under the Partnership’s credit facility and with proceeds from the issuance of five-year senior unsecured notes.

The description of the Agreement in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference into this Item 2.01.

Item 9.01.                            Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Any financial statements that may be required by this Item 9.01, with respect to the acquisition described in Item 2.01 herein, will be filed by amendment to this Current Report on Form 8-K as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Statements

Any pro forma financial information that may be required by this Item 9.01, with respect to the acquisition described in Item 2.01 herein, will be filed by amendment to this Current Report on Form 8-K as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibit

	2.1*	Membership Interest Purchase Agreement, dated as of January 22, 2013, between JH Kelly Holdings LLC and Global Partners LP.

*Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Partnership undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP
	By:	Global GP LLC,
its general partner

Dated: February 22, 2013	By:	/s/ Edward J. Faneuil
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Membership Interest Purchase Agreement, dated as of January 22, 2013, between JH Kelly Holdings LLC and Global Partners LP.

*Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Partnership undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.